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                                                                   Exhibit 99.1

                     VOTING TRUST AND DIVESTITURE AGREEMENT

     THIS VOTING TRUST AND DIVESTITURE AGREEMENT (this "AGREEMENT") is made and entered into as of the 23rd day of March 2001, by and among Cobalt Corporation, a Wisconsin stock corporation (the "COMPANY"), Wisconsin United for Health Foundation, Inc., a Wisconsin nonstock corporation (the "BENEFICIARY"), Wisconsin BC Holdings LLC, a Wisconsin limited liability company and wholly owned subsidiary of the Beneficiary ("BC HOLDINGS"), and Marshall & Ilsley Trust Company, a Wisconsin corporation, as trustee (the "TRUSTEE").

                                    RECITALS

     A. The Beneficiary has acquired, indirectly through BC Holdings and contemporaneous with the execution of this Agreement, 31,313,390 shares of common stock, no par value per share of the Company (the "Common Stock"), representing approximately 77.5% of the issued and outstanding shares of Common Stock.

     B. The Company and its wholly owned subsidiary, Blue Cross & Blue Shield United of Wisconsin, a Wisconsin stock insurance corporation ("New BCBSUW") are licensees of the BlueCross BlueShield Association (the "BCBSA"), thereby enabling the Company and New BCBSUW to use the "Blue Cross" and "Blue Shield" names and related rights (the "Marks").

     C. The Beneficiary wishes for its investment in the Company to be as valuable as possible for so long as such investment is maintained and believes that the Company's and New BCBSUW's licenses to use the Marks will contribute substantially to the Company's value and its future prospects.

     D. The BCBSA has conditioned the Company's and New BCBSUW's licenses to continue to use the Marks upon the Company maintaining certain provisions set forth in this Agreement and in its Articles of Incorporation (as defined below) (the "BASIC PROTECTIONS") which are intended by the BCBSA to enable the Company and New BCBSUW to remain independent of the Beneficiary and any other Person (as defined below) who may in the future acquire shares of Capital Stock (as defined below) in excess of the Ownership Limit (as defined below) applicable to such Person.

     E. The Beneficiary has agreed to be bound by the Basic Protections, including (i) a requirement that the Beneficiary deposit into the voting trust established by this Agreement (the "VOTING TRUST") all of the shares of Capital Stock Beneficially Owned (as defined below) by the Beneficiary, and (ii) a requirement that the Beneficiary reduce its Beneficial Ownership (as defined below) of each class of Capital Stock to less than eighty percent (80%) of the issued and outstanding shares of each class of Capital Stock by the first anniversary of the Closing Date (as defined below), reduce its Beneficial Ownership of each class of Capital Stock to less than fifty percent (50%) of the issued and outstanding shares of each class of Capital Stock within three (3) years following the Closing Date and reduce its Beneficial Ownership of each class of Capital Stock to less than twenty percent (20%) of the


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issued and outstanding shares of each class of Capital Stock within five (5)
years following the Closing Date, subject to possible extension as provided herein.

                                    AGREEMENT

     In consideration of the foregoing and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

     For purposes of this Agreement, the following terms shall have the following meanings:

     (a) "ACQUISITION PROPOSAL" means any tender or exchange offer, proposal for a merger, consolidation or other business combination involving the Company or any of its subsidiaries or affiliates or any proposal or offer to acquire in any manner any equity interest in, or any portion of the assets of, the Company or any of its subsidiaries or affiliates.

     (b) "AFFILIATE," as used with respect to the Beneficiary, has the meaning ascribed to such term in Rule 12b-2 of the Securities and Exchange Act of 1934, as amended, and in effect on November 17, 1993, but shall be deemed to not include the Company and ITS subsidiaries.

     (c) "AGREEMENT" has the meaning set forth in the Preamble hereof.

     (d) "ARTICLES OF INCORPORATION" means the Articles of Incorporation of the Company as in effect at the time that reference is made thereto.

     (e) "BCBSA" has the meaning set forth in Recital B hereof.

     (f) "BASIC PROTECTIONS" has the meaning set forth in Recital D hereof.

     (g) "BENEFICIAL OWNERSHIP," "BENEFICIALLY OWN" or "BENEFICIAL OWNER" have the meaning set forth in Section 1 of Article V of the Articles of Incorporation.

     (h) "BENEFICIARY" has the meaning set forth in the Preamble hereof.

     (i) "BLACKOUT PERIOD" has the meaning set forth in Section 1 of the Registration Rights Agreement.

     (i) "BOARD OF DIRECTORS" means the Board of Directors of the Company.

     (k) "BYLAWS" means the Bylaws of the Company as in effect at the time that reference is made thereto.

     (l) "CAPITAL STOCK" has the meaning set forth in Section 1 of Article V of the Articles of Incorporation.


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     (m) "CHANGE OF CONTROL PROPOSAL" means any agreement, plan or proposal involving any merger, consolidation or other business combination that, if consummated in accordance with its terms, would result (i) in any holder of the voting Capital Stock of the Company, or any other Person, who Beneficially Owned less than 50.1% of the voting Capital Stock immediately prior to such merger, consolidation or other business combination owning more than 50.1% of the outstanding voting securities of the resulting entity arising out of such merger, consolidation or other business combination, or (ii) in the holders of the voting Capital Stock of the Company, in the aggregate, immediately prior to such merger, consolidation or other business combination owning less than 50.1% of the outstanding voting securities of the resulting entity arising out of such merger, consolidation or other business combination.

     (n) "CLOSING DATE" means the date hereof.

     (o) "COMPANY" has the meaning set forth in the Preamble hereof.

     (p) "COMMON STOCK" has the meaning set forth in Recital A hereof.

     (q) "DELINQUENT SHARES" means any and all shares of Capital Stock Beneficially Owned by the Beneficiary in excess of the number of shares of Capital Stock that the Beneficiary may Beneficially Own at the One Year Divestiture Deadline, the Three Year Divestiture Deadline or the Five Year Divestiture Deadline, as the case may be, or at any date to which either the One Year Divestiture Deadline, the Three Year Divestiture Deadline or the Five Year Divestiture Deadline, as the case may be, may be extended pursuant to Section
6.04 or Section 6.05 hereof.

     (r) "FIVE YEAR DIVESTITURE DEADLINE" means the fifth anniversary of the Closing Date, extended day for day, up to a maximum of seven hundred thirty
(730) days, for each day the Company is not required to file a registration Statement (i) in response to an actual demand pursuant to Section 2(d)(iii) of the Registration Rights Agreement as a result of the Company having previously effected a registration of Common Stock, provided that there shall be no such extension if the Company is not required to file a Registration Statement pursuant to said Section 2(d)(iii) because the Company previously effected a registration of Common Stock wherein the Beneficiary exercised its Share-Rights and received the proceeds from the sale of its shares; or (ii) as a result of the pendency of any Blackout Period.

     (s) "INDEMNIFIED PARTY" has the meaning set forth in Section 8.06 hereof.

     (t) "INDEPENDENT BOARD MAJORITY" has the meaning set forth in Section 4.B.3 of Article III of the Articles of Incorporation.

     (u) "MARKS" has the meaning set forth in Recital B hereof.

     (v) "ONE YEAR DIVESTITURE DEADLINE" has the meaning set forth in Section
6.01 hereof.

     (w) "OWNERSHIP LIMIT" has the meaning set forth in Section 1 of Article V of the Articles of Incorporation.


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     (x) "PERSON" means any individual, firm, partnership, corporation
(including, without limitation, a business trust), limited liability company, trust, unincorporated association, joint stock company, joint venture or other entity, and shall include any successor (by merger or otherwise) of any such entity.

     (y) "REGISTRATION RIGHTS AGREEMENT" means that certain Registration Rights Agreement, of even date herewith, by and between the Company and the Beneficiary.

     (z) "SHARE-RIGHTS" has the meaning set forth in Section 1 of the Registration Rights Agreement.

     (aa) "SUCCESSOR TRUSTEE" has the meaning set forth in Section 8.04 hereof.


     (bb) "THREE YEAR DIVESTITURE DEADLINE" means the third anniversary of the Closing Date, extended day for day, up to a maximum of three hundred sixty-five
(365) days, for each day the Company is not required to file a registration Statement (i) in response to an actual demand pursuant to Section 2(d)(iii) of the Registration Rights Agreement as a result of the Company having previously effected a registration of Common Stock, provided that there shall be no such extension if the Company is not required to file a Registration Statement pursuant to said Section 2(d)(iii) because the Company previously effected a registration of Common Stock wherein the Beneficiary exercised its Share-Rights and received the proceeds from the sale of its shares; or (ii) as a result of the pendency of any Blackout Period.

     (cc) "TRUSTEE" has the meaning set forth in Preamble hereof.

     (dd) "VOTING TRUST" has the meaning set forth in Recital E hereof.

                                   ARTICLE II
                                DEPOSIT OF STOCK

     SECTION 2.01 DELIVERY OF CAPITAL STOCK. Simultaneous with the execution of this Agreement, all shares of Capital Stock Beneficially Owned by the Beneficiary will be transferred to the Voting Trust. The Beneficiary shall transfer any shares of Capital Stock that it shall Beneficially Own after the Closing Date to the Voting Trust.

     SECTION 2.02 CERTIFICATE BOOK AND INSPECTION OF AGREEMENT. The Trustee shall keep at the address set forth in Section 10.05 hereof correct books of account of all the Trustee's business and transactions relating to the Voting Trust, and a book setting forth the number of shares of Capital Stock held by the Voting Trust. A duplicate of this Agreement and any extension thereof shall be filed with the Secretary of the Company and shall be open to inspection by a shareholder upon the same terms as the record of shareholders of the Company is open to inspection.

                                  ARTICLE III
                     BENEFICIARY'S INTEREST IN CAPITAL STOCK

     SECTION 3.01 RETAINED INTEREST. Subject to the powers, duties and rights of the Company and the Trustee set forth herein and further subject to the terms of this Agreement, the


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Registration Rights Agreement, the Articles of Incorporation and the Bylaws,
the Beneficiary shall retain the entire economic and beneficial ownership rights in all of the shares of Capital Stock held in the Voting Trust.

     SECTION 3.02 WITHDRAWAL OF SHARES FROM TRUST. The Beneficiary shall not be entitled to withdraw any shares of Capital Stock from the Voting Trust except to sell its entire Beneficial Ownership interest in such shares of Capital Stock PROVIDED that (i) such shares of Capital Stock shall be registered in the name of the purchaser thereof (or The Depository Trust Company or its nominee) before being withdrawn from the Voting Trust, (ii) such sale of shares of Capital Stock shall not be to an Affiliate of the Beneficiary, (iii) such sale of shares of Capital Stock shall not be made to any Person Beneficially Owning any shares of Capital Stock in excess of the Ownership Limit applicable to such Person, (iv) such sale of shares of Capital Stock shall not result in any Person Beneficially Owning any shares of Capital Stock in excess of the Ownership Limit applicable to such Person, and (v) such sale of shares of Capital Stock shall otherwise be permitted pursuant to this Agreement, the Registration Rights Agreement, the Articles of Incorporation and the Bylaws. The Beneficiary shall not transfer any of its retained rights or interest in shares of Capital Stock held in the Voting Trust. Any shares of Capital Stock withdrawn in accordance with this Section
3.02 shall, upon withdrawal, cease to be subject to the terms and conditions of this Agreement

                                   ARTICLE IV
                           TRUSTEE'S POWERS AND DUTIES

     SECTION 4.01 LIMITS ON TRUSTEE'S POWERS. The Trustee shall have only the powers set forth in this Agreement. It is expressly understood and agreed by the parties hereto that under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of this Agreement or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trustee under this Agreement, except as set forth in this Agreement.

     SECTION 4.02 RIGHT TO VOTE. With respect to all shares of Capital Stock held in the Voting Trust, the Trustee shall have the exclusive and absolute right in respect of such shares of Capital Stock to vote, assent or consent such shares of Capital Stock at all times during the term of this Agreement, subject to Section 4.03 hereof, including, without limitation, the right to vote at any election of directors and in favor of or in opposition to any resolution, dissolution, liquidation, merger or consolidation of the Company, any sale of all or substantially all of the Company's assets, any issuance or authorization of securities, or any action of any character whatsoever which may be presented at any meeting or require the consent of the shareholders of the Company.

     SECTION 4.03 VOTING ON PARTICULAR MATTERS. In exercising the Trustee's powers and duties under this Agreement, the Trustee shall at all times vote, assent or consent all shares of Capital Stock held in the Voting Trust as follows:

     (a) if the matter concerned is the election of directors of the Company, the Trustee shall vote, assent or consent the whole number of shares of Capital Stock held by the Voting Trust in favor of each nominee to the Board of Directors whose nomination has been

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approved by an Independent Board Majority and vote against any candidate for the Board of Directors for whom no competing candidate has been nominated or selected by an Independent Board Majority;

     (b) unless such action is initiated by or with the consent of an Independent Board Majority, the Trustee shall (i) vote against removal of any director of the Company, (ii) vote against any alteration, amendment, change or addition to or repeal of the Bylaws or Articles of Incorporation, (iii) not nominate any candidate to fill any vacancy on the Board of Directors, (iv) not call any special meeting of the shareholders of the Company, (v) not make any Shareholder Proposal pursuant to Section 2.14 of the Bylaws, and (vi) not take any action by voting shares of Capital Stock held by the Voting Trust that would be inconsistent with or would have the effect, directly or indirectly, of defeating or subverting the voting requirements contained in Section 4.03(a) hereof or this Section 4.03(b); and

     (c) to the extent not covered by Section 4.03(a) or Section 4.03(b) hereof, on any action, proposal or resolution requiring prior approval of the Board of Directors as a prerequisite to become effective, the Trustee shall vote in accordance with the recommendation of the Board of Directors, PROVIDED, HOWEVER, that on any Change of Control Proposal approved by the Board of Directors and submitted by the Board of Directors to the shareholders of the Company for a vote thereon, the Trustee shall vote on such Change of Control Proposal as directed by the board of directors of the Beneficiary.

     (d) notwithstanding anything to the contrary in Section 4.03(a), in the event that, in any particular election of directors, Non-Independent Candidates (as defined in Section 3.04(d) of the Bylaws) are eligible for election to the Board of Directors pursuant to Section 4.A of Article III of the Articles of Incorporation, then the Trustee shall vote shares of Capital Stock held by the Beneficiary in the same proportion and for the same director candidates as the votes cast by the non-Beneficiary shareholders ("Mirror Votes"); provided, however, that the Trustee shall only cast Mirror Votes for the number of eligible Non-Independent Candidates under Section 4.A of Article III of the Articles of Incorporation. The provisions of this Section 4.03(d) shall sunset at such time as the Beneficiary no longer Beneficially Owns twenty percent (20%) or more of the issued and outstanding shares of Capital Stock.

     SECTION 4.04 PRESENCE AT MEETINGS. The Trustee shall ensure, with respect to the shares of Capital Stock held in the Voting Trust hereunder, that such shares of Capital Stock are counted as being present for the purposes of any quorum required for shareholder action of the Company and to vote, assent or consent as set forth in this Article IV so long as the Trustee has reasonable notice of the time to vote, assent or consent (and the Trustee shall be deemed to have reasonable notice if it shall receive notice within the time periods under the applicable provisions of the Wisconsin Business Corporation Law).

     SECTION 4.05 SALES. The Trustee shall have no authority to sell any of the shares of Capital Stock deposited pursuant to the provisions of this Agreement, unless expressly permitted pursuant to the terms hereof. Upon the sale of shares of Capital Stock in accordance with the terms hereof, the Trustee shall deliver or cause to be delivered certificates representing such shares of Capital Stock to the Person entitled thereto.


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     SECTION 4.06 CONTRARY INSTRUCTIONS. The Trustee shall have no obligation whatsoever to follow any instruction of the Beneficiary if such instruction is contrary to the terms of this Agreement, unless such contrary instruction shall be agreed to in writing by the Beneficiary and the Company.

     SECTION 4.07 EXECUTION BY TRUSTEE. The Trustee shall execute all documents as follows:

"By: Marshall & Ilsley Trust Company, not in its individual capacity, but solely as Trustee By: ________________________."


                                   ARTICLE V
                                   STANDSTILL

     SECTION 5.01 ACQUISITION OF CAPITAL STOCK. Throughout the term of this Agreement, the Beneficiary shall not, directly or indirectly, (i) individually, or as part of a group, acquire, offer or propose to acquire, or agree to acquire, by purchase or otherwise, Beneficial Ownership of any shares of Capital Stock, or direct or indirect rights or options to acquire (through purchase, exchange, conversion or otherwise) Beneficial Ownership of any shares of Capital Stock (except by reason of stock dividends, stock splits, spinoffs, mergers, recapitalizations, combinations, conversions, exchanges of shares, or the like), or (ii) enter into any agreement, arrangement or understanding, other than for the sale of shares of Capital Stock in accordance with Section 3.02 hereof and the Registration Rights Agreement, with any Person, other than the Company, that would have the effect of increasing such Person's or the Beneficiary's Beneficial Ownership in any shares of Capital Stock.

     SECTION 5.02 SALE OF CAPITAL STOCK. Notwithstanding anything in this Agreement to the contrary, except as contemplated by Section 10.02, the Beneficiary shall not sell or otherwise dispose of any shares of Capital Stock to any Person, whether in a private placement, pursuant to a registered offering of securities or otherwise, if after giving effect to the sale or other disposition, and any related transactions, (i) such Person Beneficially Owns an amount of Capital Stock in excess of the Ownership Limit applicable to such Person, or (ii) the effect of such sale or other disposition would be to cause such Person to Beneficially Own an amount of Capital Stock which would exceed the Ownership Limit applicable to such Person.

     SECTION 5.03 NOMINATION OF DIRECTORS. The Beneficiary shall not itself, nor shall it initiate, suggest or otherwise encourage the Board of Directors or any other Person to, (i) nominate any individual as a candidate for election to the Board of Directors, or (ii) appoint any individual to fill any vacancy on the Board of Directors. The Beneficiary shall not support, endorse or otherwise encourage the election of any candidate for election to the Board of Directors other than a candidate or candidates nominated by an Independent Board Majority.

     SECTION 5.04 ACQUISITION PROPOSALS. The Beneficiary shall not solicit or encourage inquiries or proposals with respect to, or provide any confidential information to, or have any discussions, meetings or other communications with, any Person relating to an Acquisition Proposal or a Change of Control Proposal, PROVIDED, HOWEVER, that the Beneficiary


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may have discussions with the counter-party to any Change of Control Proposal after such Change of Control Proposal shall have been approved by the Board of Directors and submitted to the shareholders of the Company for a vote thereon, and PROVIDED FURTHER, HOWEVER, that the Beneficiary may have discussions with any Person concerning the sale or disposal of shares of Capital Stock Beneficially Owned by the Beneficiary in accordance with Section 3.02 hereof and the Registration Rights Agreement. The Beneficiary shall not itself, nor shall it initiate, suggest or otherwise encourage any other Person to, request the Board of Directors to consider, support or seek any Acquisition Proposal or Change of Control Proposal or take any action designed, intended or likely to result in an Acquisition Proposal or Change of Control Proposal being entered into or consummated.

     SECTION 5.05 CONTACTS. Subject to Section 5.04 hereof, the Beneficiary shall not meet or otherwise communicate with any Person that is seeking to acquire shares of Capital Stock in excess of the Ownership Limit applicable to such Person to the extent that such meeting or other communication relates to such acquisition of shares of Capital Stock or Acquisition Proposal. The Beneficiary shall promptly advise the Company in writing if the Beneficiary or any of its representatives shall have received a communication, contact or inquiry relating to an Acquisition Proposal and shall promptly advise the Company of all information available to the Beneficiary concerning such communication, contact or inquiry relevant to such Acquisition Proposal.

     SECTION 5.06 LITIGATION. The Beneficiary shall not join as a party in any litigation, suit or cause of action that alleges (i) that any of the Basic Protections or any provisions of the Articles of Incorporation or Bylaws are not enforceable in accordance with their terms, (ii) that the Board of Directors should not enforce the Basic Protections or provisions of the Articles of Incorporation or Bylaws in any particular case or circumstance, or (iii) that the Board of Directors should approve, adopt, disapprove or abandon any Acquisition Proposal or Change of Control Proposal; provided, however, that nothing in this Section 5.06 shall prevent the Beneficiary from joining as a party to any litigation, suit or cause of action that alleges the Board of Directors should solicit Acquisition Proposals or Change of Control Proposals, or initiate a bidding process seeking proposals to acquire all of the outstanding stock of the Company.

     SECTION 5.07 CONSULTATION/OBSERVATION.

     (a) CONSULTATION RIGHTS. For so long as the Beneficiary Beneficially Owns twenty percent (20%) or more of the issued and outstanding shares of Capital Stock, the Company shall consult with the Beneficiary prior to soliciting any Change of Control Proposal and shall consult with the Beneficiary in the event that the Company shall receive any Change of Control Proposal. The Beneficiary shall comply with the same confidentiality and non-disclosure obligations that apply to officers and directors of the Company with respect to all information obtained by the Beneficiary in connection with any such consultation. Nothing in this Agreement shall be construed to limit the rights of the Beneficiary as a shareholder of the Company regarding Change of Control Proposals or any other matters except as specifically set forth in this Agreement. The Company and the Beneficiary shall keep confidential the contents of all such communications from the Beneficiary, provided that either party may disclose the contents of such communications if required by law.


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     (b) OBSERVATION RIGHTS. For so long as the Beneficiary Beneficially Owns twenty percent (20%) or more of the issued and outstanding shares of Capital Stock, the Beneficiary, through an authorized representative, shall have the limited right to attend and observe all meetings of the Board of Directors, including all executive sessions. Every meeting notice which is provided to members of the Board of Directors, including all meeting materials provided to such members in advance of the noticed meeting except for meeting materials subject to attorney-client or work product privilege, shall simultaneously be provided to the authorized representative of the Beneficiary. The Beneficiary, which for purposes of this Section 5.07(b) shall be deemed to include its authorized representative, shall comply with the same confidentiality and non-disclosure obligations that apply to officers and directors of the Company with respect to all information obtained by the Beneficiary in connection with any such observation. Notwithstanding anything to the contrary under this
Section 5.07(b), during any portion of a meeting during which privileged communications occur between the Board of Directors and its attorneys, the Beneficiary's authorized representative shall absent himself or herself from such portion of the meeting.

                                   ARTICLE VI
                   AGREEMENT TO DIVEST SHARES OF CAPITAL STOCK

     SECTION 6.01 SALE OF BENEFICIARY'S CAPITAL STOCK BY ONE YEAR. The Beneficiary hereby covenants and agrees that it shall sell, convey, or otherwise dispose of shares of Capital Stock (so that the Beneficiary is no longer a Beneficial Owner of such shares of Capital Stock) so that the Beneficiary Beneficially Owns less than eighty percent (80%) of the issued and outstanding shares of each class of Capital Stock on or prior to the first anniversary of the Closing Date (the "ONE YEAR DIVESTITURE DEADLINE"). Any such disposition shall comply with the terms of this Agreement, the Registration Rights Agreement, the Articles of Incorporation and the Bylaws.

     SECTION 6.02 SALE OF BENEFICIARY'S CAPITAL STOCK BY THIRD ANNIVERSARY. The Beneficiary hereby covenants and agrees that it shall sell, convey, or otherwise dispose of shares of Capital Stock (so that the Beneficiary is no longer a Beneficial Owner of such shares of Capital Stock) so that the Beneficiary Beneficially Owns less than fifty percent (50%) of the issued and outstanding shares of each class of Capital Stock on or prior to the Three Year Divestiture Deadline. Any such disposition shall comply with the terms of this Agreement, the Registration Rights Agreement, the Articles of Incorporation and the Bylaws.

     SECTION 6.03 SALE OF BENEFICIARY'S CAPITAL STOCK BY FIFTH ANNIVERSARY. The Beneficiary hereby covenants and agrees that it shall sell, convey or otherwise dispose of shares of Capital Stock (so that the Beneficiary is no longer a Beneficial Owner of such shares of Capital Stock) so that the Beneficiary Beneficially Owns less than twenty percent (20%) of the issued and outstanding shares of each class of Capital Stock on or prior to the Five Year Divestiture Deadline. Any such disposition shall comply with the terms of this Agreement, the Registration Rights Agreement, the Articles of Incorporation and the Bylaws.

     SECTION 6.04 EXTENSION OF DIVESTITURE DEADLINES SOUGHT BY BENEFICIARY. Notwithstanding Section 6.01, Section 6.02 or Section 6.03 hereof, the Company shall extend the One Year Divestiture Deadline, the Three Year Divestiture Deadline or the Five Year Divestiture

Deadline, as the case may be, if (i) the Beneficiary makes a good faith and reasonable determination (and provides the reasons therefor) that compliance with Section 6.01, Section 6.02 or Section 6.03 hereof, as the case may be, would have a material adverse affect on the Beneficiary, (ii) the Beneficiary advises the Company of such determination (and provides the reasons therefor) and makes a reasonable request for an extension of the One Year Divestiture Deadline, the Three Year Divestiture Deadline or the Five Year Divestiture Deadline, as the case may be, and (iii) the Company receives written confirmation from the BCBSA that the extension of the One Year Divestiture Deadline, the Three Year Divestiture Deadline or the Five Year Divestiture Deadline, as the case may be, requested by the Beneficiary, would not cause a violation of the license agreements governing the Company's use of the Marks. The Company shall not oppose the Beneficiary's request for an extension of the One Year Divestiture Deadline, the Three Year Divestiture Deadline or the Five Year Divestiture Deadline, as the case may be, and shall take reasonable steps, as reasonably requested by the Beneficiary, to assist the Beneficiary in its efforts to obtain an extension of the One Year Divestiture Deadline, the Three Year Divestiture Deadline or the Five Year Divestiture Deadline, as the case may be, PROVIDED, HOWEVER, that the Company shall have no obligation to, among other things, incur any fees or expenses for its own account in connection with such assistance. The Beneficiary acknowledges that, notwithstanding the scope or degree of assistance provided by the Company, the BCBSA shall have the sole and absolute authority and discretion to determine whether to consent to an extension of the One Year Divestiture Deadline, the Three Year Divestiture or the Five Year Divestiture Deadline, as the case may be, but shall have no obligation to grant such consent, and that in no event shall the Company have any liability to the Beneficiary or any other Person in the event that the BCBSA shall determine to deny any such extension request.

SECTION 6.05 EXTENSION OF DIVESTITURE DEADLINES SOUGHT BY COMPANY. Notwithstanding Section 6.01, Section 6.02 or Section 6.03 hereof, the Company shall extend the One Year Divestiture Deadline, the Three Year Divestiture Deadline or the Five Year Divestiture Deadline, as the case may be, if (i) the Company makes a good faith determination that compliance with
Section 6.01, Section 6.02 or Section 6.03 hereof, as the case may be, would have an adverse affect on the Company, or any of its shareholders other than the Beneficiary, and (ii) the Company receives written confirmation from BCBSA that the extension of the One Year Divestiture Deadline, the Three Year Divestiture Deadline or the Five Year Divestiture Deadline, as the case may be, requested by the Company, would not cause a violation of the license agreement governing the Company's use of the Marks. The Beneficiary and the Company acknowledge that the BCBSA shall have the sole and absolute authority and discretion to determine whether to consent to an extension of the One Year Divestiture Deadline, the Three Year Divestiture or the Five Year Divestiture Deadline, as the case may be, but shall have no obligation to grant such consent, and that in no event shall the Company have any liability to the Beneficiary or any other Person in the event that the BCBSA shall determine to deny any such extension request.

     SECTION 6.06 FAILURE TO MEET DIVESTITURE DEADLINES. In the event that the Beneficiary shall fail to meet any of the One Year Divestiture Deadline, the Three Year Divestiture Deadline or the Five Year Divestiture Deadline, as the case may be, and an extension thereof shall not have been granted pursuant to
Section 6.04 or Section 6.05 hereof, or shall fail to meet any extended One Year Divestiture Deadline, Three Year Divestiture Deadline or Five Year Divestiture Deadline, as the case may be, that may have been granted pursuant to Section

6.04 or Section 6.05 hereof, then the Company shall arrange for the sale of the Delinquent Shares in a manner and at such time or times as the Company shall determine in its sole discretion and the Company shall have no liability to the Beneficiary or any other Person on the grounds that the Company failed to take actions which could have produced higher proceeds for the sale of the Delinquent Shares. In either such case, the Beneficiary shall promptly take all action reasonably requested by the Company in order to facilitate the sale of the Delinquent Shares, and the Company shall be entitled to receive customary representations and warranties from the Beneficiary regarding the Delinquent Shares (including representations regarding good title to such shares, free and clear of all liens, claims, security interests and other encumbrances). Until sold, the Delinquent Shares shall be voted by the Trustee in the manner required by Section 4.03 of this Agreement, PROVIDED, HOWEVER, that on any Change of Control Proposal approved by the Board of Directors and submitted by the Board of Directors to the shareholders of the Company for a vote thereon, the Trustee shall vote the Delinquent Shares in the exact proportion as all shares of Capital Stock not held in the Voting Trust shall have been voted upon such Change of Control Proposal, PROVIDED, FURTHER, that if the Beneficiary is the sole shareholder of all Capital Stock of the Company at such time, the Delinquent Shares shall be voted in favor of the Change of Control Proposal. Upon the sale of the Delinquent Shares, the Trustee shall deliver the shares to the purchaser thereof as directed by the Company, and all proceeds from such sale, less all expenses incurred by the Company, shall be distributed to the Beneficiary as soon as practicable.

                                  ARTICLE VII
                           DIVIDENDS AND DISTRIBUTIONS

     SECTION 7.01 CASH. The Beneficiary shall be entitled to receive payments equal to the amount of cash dividends, if any, collected or received by the Trustee or its successor upon the number of shares of Capital Stock held in the Voting Trust, subject to deduction in respect of expenses, charges or fees pursuant to Section 8.02 or Section 8.03 hereof. The Trustee and the Company shall arrange for the direct payment by the Company of all or a portion (as provided in the preceding sentence) of such cash dividends to the Beneficiary.

     SECTION 7.02 STOCK. In the event that the Trustee shall receive, as a dividend or other distribution upon any shares of Capital Stock held by the Trustee under this Agreement, any shares of stock or securities convertible into stock of the Company, the Trustee shall hold the same and said shares shall be subject to all of the terms and conditions of this Agreement to the same extent as if originally deposited hereunder.

     SECTION 7.03 OTHER DISTRIBUTIONS. In the event that, at any time during the term of this Agreement, the Trustee shall receive or collect any monies through a distribution by the Company to its shareholders, other than in payment of cash dividends, or shall receive any property (other than shares of Capital Stock or securities convertible into Capital Stock) through a distribution by the Company to its shareholders, the Trustee shall distribute the same to the Beneficiary, subject to deduction in respect of expenses, charges or fees pursuant to Section
8.02 or Section 8.03 hereof.

                                  ARTICLE VIII
                                   THE TRUSTEE

     SECTION 8.01 USE OF PROXIES. The Trustee may vote, assent or consent with respect to all shares of Capital Stock held in the Voting Trust in person or by such person or persons as it may from time to time select as its proxy, PROVIDED that the Trustee shall at all times do so in conformity with the provisions of
Section 4.03 hereof.

     SECTION 8.02 EXPENSES. The Trustee is expressly authorized to incur and pay such reasonable expenses and charges, to employ and pay such agents, attorneys and counsel, and to incur and pay such other charges and expenses as the Trustee may deem reasonably necessary and proper for administering this Agreement. The Beneficiary and the Company shall reimburse the Trustee equally for any such expenses and charges, and the Beneficiary's share of any such expenses or charges may be deducted from the cash dividends or other monies received by the Trustee on the shares of Capital Stock deposited hereunder, to the extent unreimbursed by the Beneficiary.

     SECTION 8.03 COMPENSATION. The Beneficiary and the Company shall compensate the Trustee equally for its services as Trustee hereunder as provided in the Trustees' fee schedule, attached hereto as EXHIBIT A, and the Beneficiary's share of any such fees may be deducted from the cash dividends or other monies received by Trustee on the shares of Capital Stock deposited in the Voting Trust, to the extent otherwise unpaid by the Beneficiary.

     SECTION 8.04 SUCCESSOR TRUSTEE. The Trustee may resign after giving thirty
(30) days' advance written notice of its resignation to the Company and the Beneficiary, PROVIDED that such resignation shall not become effective until a reasonably competent alternate (the "SUCCESSOR TRUSTEE") shall have become bound by this Agreement. The Company may, in addition, terminate the Trustee after giving thirty (30) days' advance written notice thereof to the Trustee, PROVIDED that such termination of the Trustee shall not become effective until a Successor Trustee shall have become bound by this Agreement. If the Trustee shall resign or be so terminated by the Company, the Trustee shall be replaced by a Successor Trustee. The Successor Trustee shall be designated by the Company. The Successor Trustee shall enjoy all the rights, powers, interests and immunities of the Trustee originally designated and shall agree in writing to be bound by this Agreement.

     SECTION 8.05 QUALIFICATIONS OF TRUSTEE. Throughout the term of the Voting Trust, the Trustee or Successor Trustee, as the case may be, must satisfy each of the following qualifications: (i) the Trustee or Successor Trustee, as the case may be, must be an institution duly authorized to act as such Trustee or Successor Trustee under the laws of the State of Wisconsin; (ii) the Trustee or Successor Trustee, as the case may be, must, either on an individual basis or on a consolidated basis together with its subsidiaries and affiliates, have minimum shareholders' equity of $25,000,000; (iii) the Trustee or Successor Trustee, as the case may be, must not own for its own account more than one percent (1%) of the issued and outstanding securities of either the Company or the Beneficiary; and (iv) no director or officer of the Trustee or any Successor Trustee, as the case may be, may serve as a director or officer of the Company or the Beneficiary (and no director or officer of the Company or the Beneficiary shall serve as a director or officer of the Trustee or Successor Trustee, as the case may be). In the event that the Trustee or Successor Trustee, as the case may be, shall fail to meet any of the conditions set forth in this Section 8.05, the Company shall replace the Trustee or the Successor Trustee, as the case may be, as provided in
Section 8.04 hereof.

     SECTION 8.06 TRUSTEE'S LIABILITY. The Trustee shall not be liable for any act or omission undertaken in connection with its powers and duties under this Agreement, except for any willful misconduct or gross negligence by Trustee. No Successor Trustee shall be liable for actions or omissions of the Trustee or any other Successor Trustee. The Trustee shall not be liable in acting on any notice, request, consent, certificate, instruction, or other paper or document or signature reasonably believed by it to be genuine and to have been signed by the proper party. The Trustee may consult with legal counsel (reasonably competent for the purpose) and any act or omission undertaken by it in good faith in accordance with the opinion of such legal counsel shall not result in any liabilities of the Trustee. The Beneficiary covenants and agrees to indemnify and hold harmless the Trustee and its affiliates, directors, officers, employees, agents and advisors (each an "INDEMNIFIED PARTY"), without duplication, from and against any and all claims, damages, losses, liabilities, obligations, actions, suits, costs, disbursements and expenses (including without limitation reasonable fees and expenses of counsel) incurred by any Indemnified Party, in any way relating to or arising out of or in connection with or by reason of the preparation for a defense of any investigation, litigation or proceeding arising out of this Agreement or the shares of Capital Stock held pursuant to this Agreement, the administration of this Agreement or the action or inaction of the Trustee hereunder; except to the extent such claim, damage, loss, liability, obligation, action, suit, cost, disbursement or expense results from such Indemnified Parties' gross negligence or willful misconduct. The indemnity set forth in this Section 8.06 shall be in addition to any other obligations or liabilities of the Beneficiary hereunder or at common law or otherwise and shall survive the termination of this Agreement.

                                   ARTICLE IX
                                   TERMINATION

     SECTION 9.01 TERMINATION. This Agreement shall terminate upon the joint written notice by the Beneficiary and the Company to the Trustee that the Beneficiary Beneficially Owns less than five percent (5%) of the issued and outstanding shares of Common Stock and less than five percent (5%) of the issued and outstanding shares of every other class of Capital Stock. Otherwise, the Voting Trust is hereby expressly declared to be and shall be irrevocable.

     SECTION 9.02 DELIVERY OF STOCK CERTIFICATE(S). As soon as practicable after the termination of this Agreement, the Trustee shall deliver to the Beneficiary stock certificate(s), with the appropriate legend as provided in the Articles of Incorporation, representing the number of shares of Capital Stock Beneficially Owned by the Beneficiary at the date of termination, if any, held by the Voting Trust and upon payment by the Beneficiary of any and all taxes and other expenses relating to the transfer or delivery of such certificates.

                                   ARTICLE X
                                  MISCELLANEOUS

     SECTION 10.01 OWNERSHIP; AUTHORITY. The Beneficiary and BC Holdings represent, warrant and covenant to the Company that (i) as of the effective date of this Agreement, BC Holdings and the Beneficiary Beneficially Own 31,313,390 shares of Common Stock; (ii) neither the Beneficiary nor BC Holdings Beneficially Owns any shares of Capital Stock other than 31,313,390 shares of Common Stock; (iii) as of the effective date of this Agreement, the Beneficiary is the sole Member of BC Holdings, and the Beneficiary will ensure that no other Person has or acquires any equity ownership in or voting rights with respect to (or rights to acquire such ownership of or rights in) BC Holdings at any time during the term of this Agreement; and (iv) the Beneficiary and BC Holdings each have full power and authority to make, enter into and carry out the terms of this Agreement.

     SECTION 10.02 RIGHTS AND OBLIGATIONS OF BC HOLDINGS. All rights and obligations of the Beneficiary pursuant to the terms and conditions of this Agreement shall be deemed to be the collective rights and obligations of the Beneficiary and BC Holdings. Notwithstanding anything in this Agreement to the contrary, no transfer of Capital Stock or other transaction by and between the Beneficiary and BC Holdings shall be deemed to breach any provision of this Agreement.

     SECTION 10.03 MERGER, CONSOLIDATION, SALE OF ASSETS. If the Company shall merge into or consolidate with another corporation or corporations, or if all or substantially all of the assets of the Company are transferred to another corporation, the shares of which are issued to shareholders of the Company in connection with such merger, consolidation or transfer, then the terms "Cobalt Corporation" or the "Company" shall be construed, so long as the Marks continue to be licensed by such entity from BCBSA, to include such successor corporation, and the Trustee shall receive and hold under this Agreement any shares of such successor corporation received by it on account of its ownership as Trustee of shares of Capital Stock held by it hereunder prior to such merger, consolidation or transfer.

     SECTION 10.04 SUCCESSORS. This Agreement shall bind and inure to the benefit of the Trustee and each and all of its respective heirs, executors, administrators, successors and assigns. Notwithstanding any provision of this Agreement, the provisions of this Agreement shall not be binding on any transferee or purchaser from the Beneficiary (other than a Person who is an Affiliate of the Beneficiary and except that any and all shares of Capital Stock sold in violation of this Agreement, the Registration Rights Agreement, the Articles of Incorporation or the Bylaws shall remain subject to this Agreement). In case at any time the Trustee shall resign and no Successor Trustee shall have been appointed within thirty (30) days after notice of such resignation has been filed and mailed as required by Section 8.04 hereof, the resigning Trustee may forthwith apply to a court of competent jurisdiction for the appointment of a Successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and appropriate, appoint a Successor Trustee.

     SECTION 10.05 NOTICES. All notices, consents, requests, demands and other communications hereunder shall be in writing, and shall be deemed to have been duly given or made: (i) when delivered in person; (ii) three (3) days after deposited in the United States mail, first class postage prepaid; (iii) in the case of telegraph or overnight courier services, one (1) business day after delivery to the telegraph company or overnight courier service with payment provided; or (iv) in the case of telex or telecopy or fax, when sent, verification received; in each case addressed as follows:

                  if to the Company:

                           Thomas R. Hefty
                           Chairman and Chief Executive Officer
                           Cobalt Corporation
                           401 West Michigan Street
                           Milwaukee, WI 53203
                           Fax: (414) 226-6229

                  with a copy to:

                           Joseph C. Branch, Esq.
                           Foley & Lardner
                           777 East Wisconsin Avenue
                           Milwaukee, Wisconsin  53202
                           Fax: (414) 297-4900

                  if to the Beneficiary or BC Holdings:

                           Wisconsin United for Health Foundation, Inc.
                           Attention:  Chairman
                           Ten East Doty Street, Suite 600
                           Madison, Wisconsin 53701
                           Fax: (608) 280-8231

                  with a copy to:

                           Attorney Charles I. Henderson
                           Davis & Kuelthau s.c.
                           111 East Kilbourn Avenue, Suite 1400
                           Milwaukee, Wisconsin  53202
                           Fax: (414) 278-3679

                  if to the Trustee:

                           Steven P. Palmer
                           Vice President
                           Marshall & Ilsley Trust Company
                           1000 North Water Street
                           Milwaukee, WI 53202
                           Fax: (414) 287-7125
                  with a copy to:

                           Michael Wieber, Counsel
                           Marshall & Ilsley Trust Company
                           1000 North Water Street
                           Milwaukee, WI 53202
                           Fax: (414) 287-7125


     SECTION 10.06 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin, without reference to conflicts of laws principles.

     SECTION 10.07 ATTORNEYS' FEES. In the event of any suit or other proceeding between the Company and the Beneficiary with respect to any of the transactions contemplated hereby or the subject matter hereof, the prevailing party shall, in addition to such other relief as the court may award, be entitled to recover reasonable attorneys' fees, expenses and costs of investigation, all as actually incurred, including, without limitation, attorneys' fees, costs and expenses of investigation incurred in appellate proceedings or in any action or participation in, or in connection with, any case or proceeding under Chapters 7, 11 and 13 of the United States Bankruptcy Code or any successor thereto.

     SECTION 10.08 FAIR CONSTRUCTION. This Agreement is the product of negotiation and shall be deemed to have been drafted by all of the parties. It shall be construed in accordance with the fair meaning of its terms and its language shall not be strictly construed against, nor shall ambiguities be resolved against, any particular party.

     SECTION 10.09 ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties hereto regarding the subject matter hereof, and may not be amended, altered or modified except by a writing signed by the parties hereto. This Agreement supersedes all prior agreements, representations, warranties, statements, promises, information, arrangements and understandings, whether oral or written, express or implied, with respect to the subject matter hereof, all of which are specifically integrated into this Agreement. No party hereto shall be bound by or charged with any oral or written agreements, representations, warranties, statements, promises, information, arrangements or understandings, express or implied, not specifically set forth herein; and the parties hereto further acknowledge and agree that in entering into this Agreement they have not in any way relied and will not rely in any way on any of the foregoing not specifically set forth herein.

     SECTION 10.09 COUNTERPARTS. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.


                            COBALT CORPORATION


                               By: /s/ Thomas R. Hefty
                                   ----------------------------------------
                                   Name: Thomas R. Hefty
                                   Title: President and Chief Executive Officer

                            WISCONSIN UNITED FOR HEALTH
                            FOUNDATION, INC.


                               By: /s/ Ben Brancel
                                   ----------------------------------------
                                   Name:  Ben Brancel
                                   Title: President


                            WISCONSIN BC HOLDINGS LLC
                            By its sole member, Wisconsin United for Health Foundation, Inc.


                               By: /s/ Ben Brancel
                                   ---------------------------------------
                                   Name: Ben Brancel
                                   Title: President


                            MARSHALL & ILSLEY TRUST COMPANY

                               By: /s/ Steven P. Palmer
                                   ---------------------------------------
                                   Name: Steven P. Palmer
                                   Title: Vice President



                               By: /s/ Victor J. Schultz
                                   ---------------------------------------
                                   Name: Victor J. Schultz
                                   Title: Vice President

                                    EXHIBIT A

                              Trustee Fee Schedule


                                      -18-